UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2025

THE HERZFELD CARIBBEAN BASIN FUND, INC.

(Exact name of registrant as specified in its charter

Maryland	811-06445	65-0396889
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

119 Washington Avenue, Suite 504, Miami Beach, FL	33139
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code, 305-777-1660

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 - OTHER EVENTS

Item 8.01 Other Events.

On June 18, 2025, the Stockholders of the Herzfeld Caribbean Basin Fund, Inc. (the “Fund”) approved the Fund’s conversion from its current investment strategy to focus on a “CLO Equity Strategy”. The approval was voted for at a Special Meeting of Stockholders held on June 17, 2025, with approximately 96% of the votes cast in favor of the changes.

With this change, the Fund’s primary investment objective will change to a total return strategy with a secondary objective of generating high current income for stockholders. In accordance with the change in investment objective, the Fund will focus on investing in equity and junior debt tranches of collateralized loan obligations, or “CLOs”. CLOs are portfolios of collateralized loans consisting primarily of below investment grade U.S. senior secured loans with a large number of distinct underlying borrowers across various industry sectors.

The three proposals approved by the Fund’s Stockholders at the special meeting were:

•	Proposal 1: approval of an amended and restated investment advisory agreement between the Fund and Thomas J. Herzfeld Advisors, Inc. (the “Adviser”) to permit the Adviser to receive a fee based on “managed assets” and an incentive fee.

•	Proposal 2: approval to revise the Fund’s investment objective from obtaining “long term capital appreciation” to a primary objective of “maximizing risk adjusted total returns” with a secondary objective of “generating high current income;” and to reclassify the Fund’s investment objective as non-fundamental.

•	Proposal 3: approval to amend the fundamental policies of the Fund related to borrowing, the issuance of senior securities, underwriting securities issued by other persons, industry concentration, the purchase or sale of real estate, the purchase or sale of commodities, and making loans to other persons.

The changes approved by the Fund’s Stockholders will go into effect July 1, 2025.. A copy of the press release issued by the Fund dated June 18, 2025 is attached hereto as Exhibit 99.1

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(d)	Exhibit 99.1 Press release dated June 18, 2025 announcing the results of Special Meeting of Stockholders; Approval of Conversion of Fund to CLO Equity Strategy.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

HERZFELD CARIBBEAN BASIN FUND, INC.

Date: June 18, 2025	/s/ Thomas Morgan
Thomas Morgan
Chief Compliance Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Description
99.1	Press release dated June 18, 2025 announcing the results of Special Meeting of Stockholders; Approval of Conversion of Fund to CLO Equity Strategy.